UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2007
Basic Energy Services, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation )	1-32693 (Commission File Number)	54-2091194 (IRS Employer Identification No.)

400 W. Illinois, Suite 800 Midland, Texas (Address of principal executive offices)	79701 (Zip Code)
Registrant’s telephone number, including area code: (432) 620-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Second Supplemental Indenture
Third Supplemental Indenture

Item 1.01 Entry into a Material Definitive Agreement.
     On April 26, 2007, Basic Energy Services, Inc. (“Basic”) entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”), effective as of March 7, 2007, to that certain Indenture, dated as of April 12, 2006 (as amended and supplemented, the “Indenture”), among Basic, as Issuer, the Subsidiary Guarantors from time to time party thereto (the “Existing Guarantors”) and The Bank of New York Trust Company, N.A., as Trustee (the “Trustee”). The Second Supplemental Indenture was entered into among Basic, as Issuer, the Existing Guarantors, as Subsidiary Guarantors, JS Acquisition LLC, a Delaware limited liability company (“JS Acquisition”), Acid Services, LLC, a Kansas limited liability company (“Acid Services”), JetStar Energy Services, Inc., a Texas corporation (“JetStar Energy”), and JetStar Holdings, Inc., a Delaware corporation (“JetStar Holdings,” and together with JS Acquisition, Acid Services and JetStar Energy, the “New Guarantors”), as Subsidiary Guarantors, and the Trustee. The Second Supplemental Indenture added the New Guarantors as Subsidiary Guarantors under the Indenture. Each of the Subsidiary Guarantors is an indirect wholly owned subsidiary of Basic. The Second Supplemental Indenture is attached as an exhibit hereto and incorporated herein by reference.
     On April 26, 2007, Basic entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture. The Third Supplemental Indenture was entered into among Basic, as Issuer, the Existing Guarantors, as Subsidiary Guarantors, Sledge Drilling Corp., a Texas corporation (“Sledge”), as a Subsidiary Guarantor, and the Trustee. The Third Supplemental Indenture added Sledge as a Subsidiary Guarantor under the Indenture. Sledge is an indirect wholly owned subsidiary of Basic. The Third Supplemental Indenture is attached as an exhibit hereto and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.
	4.1	Second Supplemental Indenture dated as of April 26, 2007 and effective as of March 7, 2007 to Indenture dated as of April 12, 2006 among Basic Energy Services, Inc., as Issuer, the Subsidiary Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee.

	4.2	Third Supplemental Indenture dated as of April 26, 2007 to Indenture dated as of April 12, 2006 among Basic Energy Services, Inc., as Issuer, the Subsidiary Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Basic Energy Services, Inc.
Date: May 1, 2007	By:	/s/ Alan Krenek
Alan Krenek
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Supplemental Indenture dated as of April 26, 2007 and effective as of March 7, 2007 to Indenture dated as of April 12, 2006 among Basic Energy Services, Inc., as Issuer, the Subsidiary Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee.

4.2	Third Supplemental Indenture dated as of April 26, 2007 to Indenture dated as of April 12, 2006 among Basic Energy Services, Inc., as Issuer, the Subsidiary Guarantors named therein and The Bank of New York Trust Company, N.A., as Trustee.